================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________

                                    FORM 8-K
                            ________________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 7, 2005

                                  PROTEO, INC.

             (Exact name of registrant as specified in its charter)

           NEVADA                      000-30728                 88-0292249
(State of other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

              2102 BUSINESS CENTER DRIVE, IRVINE, CALIFORNIA 92612
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (949) 253-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
                            ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            -------------------------------------------

            On November 7, 2005, the Registrant entered into a Common Stock Purchase Agreement (the "Agreement") with FIDEsprit AG, a Swiss corporation (the "Investor"). Pursuant to the Agreement, the Registrant is issuing and selling to the Investor 300,000 shares of the Registrant's common stock at a purchase price of $0.84 per share, for an aggregate purchase price $252,000. In payment of the purchase price, the Investor has delivered to the Registrant a promissory note in the principle amount of $252,000. The promissory note does not bear any interest, and is payable in quarterly installments of $63,000 commencing March 31, 2006. The promissory note is guaranteed by Axel J. Jutscher, the managing director of the Investor.


ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

           EXHIBIT
           NUMBER
         -------------
         10.3         Common Stock Purchase Agreement
         10.4         Promissory Note with Guaranty



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROTEO, INC.


Date: November 14, 2005                     By: /s/ Birge Bargmann
                                                ------------------------------
                                                Birge Bargmann
                                                Chief Executive Officer